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                                                                   EXHIBIT 10.17

                   AMENDMENT NO. 1 TO MEMORANDUM OF AGREEMENT

         This Amendment No. 1 to the Memorandum of Agreement ("Amendment No. 1") is made and entered into as of October 6, 2005 (the "Effective Date"), by and among Western Express, Inc. ("Western") and LLL, LLC ("LLL"). Western and LLL are sometimes individually referred to herein as a "Party," and together as the "Parties."

                                    RECITALS

         1. LLL and Western previously entered into a Memorandum of Agreement that provided for the rental to Western of specific trailer units owned by LLL, with the rental period commencing on August 7, 2003 and continuing indefinitely (the "Agreement").

         2. The Parties wish to amend the Agreement to more clearly set forth the term and termination procedure of the Agreement.

         3. Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual promises and covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged hereby, the Parties agree as follows:

         1. TERM. Paragraph 12 of the Agreement is hereby amended such that the term of the rental begins at 8:00 AM on August 7, 2003 and shall continue on a month-to-month basis. The rental term shall continue on a month-to-month basis until such time as Western gives LLL written notice of termination at which time the Agreement shall terminate without any further action by either Party.

         2. COUNTERPARTS. This Amendment No. 1 may be executed in one or more copies, each of which shall be deemed an original. This Amendment No. 1 may be executed by facsimile signature and each Party may fully rely upon such facsimile execution; this Amendment No 1. being fully enforceable against a Party that has executed it by facsimile.

         IN WITNESS WHEREOF, this Amendment No. 1 is executed and delivered by duly authorized representatives of LLL and Western as of the day and year first above written.

                                                  LLL, LLC


                                                  By:   /s/ Roland M. Lowell
                                                      --------------------------
                                                        Roland M. Lowell


                                                  Western Express, Inc.

                                                  By:   /s/ Nelda Jennette
                                                      --------------------------
                                                        Nelda Jennette

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